UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2011

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification No.

001-32206	GREAT PLAINS ENERGY INCORPORATED	43-1916803
(A Missouri Corporation)
1200 Main Street
Kansas City, Missouri 64105
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

000-51873	KANSAS CITY POWER & LIGHT COMPANY	44-0308720
(A Missouri Corporation)
1200 Main Street
Kansas City, Missouri 64105
(816) 556-2200

NOT APPLICABLE
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This combined Current Report on Form 8-K is being furnished by Great Plains Energy Incorporated (Great Plains Energy) and Kansas City Power & Light Company (KCP&L).  KCP&L is a wholly-owned subsidiary of Great Plains Energy and represents a significant portion of its assets, liabilities, revenues, expenses and operations.  Thus, all information contained in this report relates to, and is furnished by, Great Plains Energy.  Information that is specifically identified in this report as relating solely to Great Plains Energy, such as its financial statements and all information relating to Great Plains Energy’s other operations, businesses and subsidiaries, including KCP&L Greater Missouri Operations Company (GMO), does not relate to, and is not furnished by, KCP&L.  KCP&L makes no representation as to that information.  Neither Great Plains Energy nor GMO has any obligation in respect of KCP&L’s debt securities and holders of such securities should not consider Great Plains Energy’s or GMO’s financial resources or results of operations in making a decision with respect to KCP&L’s debt securities.  Similarly, KCP&L has no obligation in respect of securities of Great Plains Energy or GMO.

Item 2.02	Results of Operations and Financial Condition

The information provided in Item 7.01 of this Current Report is incorporated herein by reference.

Item 7.01	Regulation FD Disclosure

Coal Conservation

Several of KCP&L’s coal-fired power plants have been impacted by recent flooding in the Midwest.  Hawthorn No. 5 (“Hawthorn”) and LaCygne Nos. 1 and 2 (“LaCygne”) are experiencing increased rail delivery cycle times, which has resulted in delays in coal delivery. Beginning June 30, 2011, coal deliveries at Iatan Nos. 1 and 2 (“Iatan”) were suspended. While it is not possible to predict with certainty how long the suspension and increased cycle times will continue, management currently expects coal deliveries at Iatan to resume in September. Delays in coal deliveries at Hawthorn, LaCygne and Iatan are expected to continue into the fourth quarter.

In an effort to conserve coal and meet customer demand, KCP&L is currently operating the affected plants at reduced loads. Additionally, KCP&L has entered into an agreement (the “Agreement”) that allows the company to purchase power from mid-June to the end of August.

Great Plains Energy and KCP&L currently estimate the impact of coal conservation resulting from increased fuel and purchased power expense and reduced wholesale sales will be approximately $28 million to $32 million in the second half of 2011.  KCP&L’s retail rates in Kansas and GMO’s retail rates contain fuel recovery mechanisms that include the cost of fuel and purchased power, offset by wholesale sales margin.  KCP&L’s Missouri retail rates do not contain a fuel recovery mechanism.  As a result, Great Plains Energy and KCP&L currently estimate the impact of coal conservation will reduce net income by approximately $12 million to $16 million in the second half of 2011. This impact will be reflected in Great Plains Energy’s 2011 earnings guidance, which it plans to issue at its upcoming analyst day on August 8, 2011.

Wolf Creek Refueling Outage

KCP&L owns 47% of the Wolf Creek Generating Station (Wolf Creek), its only nuclear generating unit.  Wolf Creek generally has scheduled refueling outages every 18 months.  Wolf Creek’s latest refueling outage began on March 19, 2011 and included several increases in work scope that extended the outage.  Primary components of the increased work scope were related to inspection and repair of essential service water system piping, testing and replacement of underground high voltage cables, and a repair of a ground on the main generator rotor.  Wolf Creek returned to 100% capacity in early July 2011.

The extension of the Wolf Creek refueling outage  resulted in less generation available for wholesale sales and increased fuel and purchased power expense, which Great Plains Energy and KCP&L currently estimate total approximately $21 million for the three months and year to date ended June 30, 2011.  As discussed above, KCP&L has a fuel recovery mechanism in its Kansas retail rates, but not in its Missouri retail rates.  As a result, Great Plains Energy and KCP&L currently estimate the impact of the outage will reduce net income by approximately $7 million for the three months and year to date ended June 30, 2011.  This impact will also be reflected in Great Plains Energy’s 2011 earnings guidance.

FORWARD-LOOKING STATEMENTS

Statements made in this report that are not based on historical facts are forward-looking, may involve risks and uncertainties, and are intended to be as of the date when made. Forward-looking statements include, but are not limited to, the outcome of regulatory proceedings, cost estimates of capital projects and other matters affecting future operations.  In connection with the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, Great Plains Energy and KCP&L are providing a number of important factors that could cause actual results to differ materially from the provided forward-looking information.  These important factors include: future economic conditions in regional, national and international markets and their effects on sales, prices and costs, including but not limited to possible further deterioration in economic conditions and the timing and extent of any economic recovery; prices and availability of electricity in regional and national wholesale markets; market perception of the energy industry, Great Plains Energy and KCP&L; changes in business strategy, operations or development plans; effects of current or proposed state and federal legislative and regulatory actions or developments, including, but not limited to, deregulation, re-regulation and restructuring of the electric utility industry; decisions of regulators regarding rates the Companies can charge for electricity; adverse changes in applicable laws, regulations, rules, principles or practices governing tax, accounting and environmental matters including, but not limited to, air and water quality; financial market conditions and performance including, but not limited to, changes in interest rates and credit spreads and in availability and cost of capital and the effects on nuclear decommissioning trust and pension plan assets and costs; impairments of long-lived assets or goodwill; credit ratings; inflation rates; effectiveness of risk management policies and procedures and the ability of counterparties to satisfy their contractual commitments; impact of terrorist acts; ability to carry out marketing and sales plans; weather conditions including, but not limited to, weather-related damage and their effects on sales, prices and costs; cost, availability, quality and deliverability of fuel; the inherent uncertainties in estimating the effects of weather, economic conditions and other factors on customer consumption and financial results; ability to achieve generation goals and the occurrence and duration of planned and unplanned generation outages; delays in the anticipated in-service dates and cost increases of generation, transmission, distribution or other projects; the inherent risks associated with the ownership and operation of a nuclear facility including, but not limited to, environmental, health, safety, regulatory and financial risks; workforce risks, including, but not limited to, increased costs of retirement, health care and other benefits; and other risks and uncertainties.

This list of factors is not all-inclusive because it is not possible to predict all factors. Other risk factors are detailed from time to time in Great Plains Energy’s and KCP&L’s quarterly reports on Form 10-Q and annual report on Form 10-K filed with the Securities and Exchange Commission.  Each forward-looking statement speaks only as of the date of the particular statement.  Great Plains Energy and KCP&L undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

GREAT PLAINS ENERGY INCORPORATED

/s/ Michael W. Cline
Michael W. Cline
Vice President-Investor Relations and Treasurer

KANSAS CITY POWER & LIGHT COMPANY

/s/ Michael W. Cline
Michael W. Cline
Vice President-Investor Relations and Treasurer

Date: July 27, 2011